THE ADVISORS' INNER CIRCLE FUND

             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
                              SERVICE CLASS SHARES

                       SUPPLEMENT DATED DECEMBER 11, 2003
                    TO THE PROSPECTUS DATED DECEMBER 11, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SERVICE CLASS SHARES PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE SERVICE CLASS SHARES PROSPECTUS.

Effective December 11, 2003 the Commerce Capital Treasury Obligations Money Market Fund's contractual investment advisory expense cap of 0.73% will expire and will be replaced with a voluntary investment advisory expense cap of 0.78%.

The chart and the example in the section entitled Annual Fund Operating Expenses (expenses that are deducted from fund assets) beginning on page 2 of the Prospectus is removed and replaced with the following:

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                  S CLASS SHARES
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INVESTMENT ADVISORY FEE                                                    0.30%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1 FEES)                                      0.50%
--------------------------------------------------------------------------------
OTHER EXPENSES                                                            0.13%*
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.93%**
--------------------------------------------------------------------------------

*  Other Expenses are estimated.

** The Fund's total actual operating expenses for the fiscal year are expected to be less than the amount shown above because the Adviser intends to waive a portion of its fees in order to keep total operating expenses at a specified level. This fee waiver remains in place as of the date of this prospectus, but the Adviser may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

           Commerce Capital Treasury Obligations Money Market Fund        0.78%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                       1 YEAR            3 YEARS
--------------------------------------------------------------------------------
S CLASS SHARES                                         100               312

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.